                         Subsidiaries of the Registrant

First Tier
----------
     Ace Information Services, Inc.                                     Florida         100.00
     Augusta Financial, LLC                                           California         50.00
     Computer Aided Real Estate Data, Inc.                              Georgia         100.00
     Contour Software, Inc.                                           California        100.00
     First American Capital Management, Inc. (CA)                     California        100.00
     First American Capital Management, Inc. (DE)                      Delaware         100.00
     First American Fastrealty.com                                       Texas          100.00
     First American Management Company                                Washington        100.00
     First American Property Data Services, Inc.                      California        100.00
     First American Real Estate Information Services, Inc.            California        100.00
     First American Registry, Inc.                                      Nevada          100.00
     First American Title Insurance Company                           California        100.00
     First American Trust, F.S.B.                                     California        100.00
     GPIC Holdings, Inc.                                              California         52.39
     Hirecheck, Inc.                                                    Florida         100.00
     LoneStar Mortgage Services, LLC                                     Texas          100.00
     Market Data Center, LLC                                            Georgia         100.00
     National Information Group, Inc.                                 California        100.00
     Newport Exchange Properties, LLC                                  Delaware         100.00
     Quixsource, Inc.                                                   Georgia         100.00
     SMS Settlement Services, Inc.                                    California        100.00
     Strategic Mortgage Services, Inc. (OH)                              Ohio           100.00
     Tele-Track, Inc.                                                   Georgia         100.00
     The Heritage Escrow Company, Inc.                                California         50.00
     Vendor Management Services, Inc.                                  Delaware         100.00

Second Tier
-----------
First American Title Insurance Company:
     Advance Title, Inc.                                                Florida         100.00
     Alachua County Abstract                                            Florida         100.00
     Albany County Title, Inc.                                          Wyoming         100.00
     Allied Trustee Services, Inc.                                    California         70.00
     American Title Corporation                                        Wisconsin        100.00
     Androscoggin Title Company, Inc.                                    Maine          100.00
     Atlantic Title Company, Inc.                                        Maine          100.00
     Attorneys Abstract, Inc.                                          New York         100.00
     Attorneys Title Corporation                                     Washington, DC     100.00
     Barton County Abstract & Title Company                             Kansas          100.00
     Bienville Properties, Inc.                                        Louisiana        100.00
     Big Horn Land Title Company                                        Wyoming          80.41
     Burton Abstract & Title Company (Inactive)                        Michigan         100.00
     Campbell County Abstract Company                                   Wyoming          57.89
     Charter Title Company, Inc.                                        Florida         100.00
     Consolidated Title & Abstract Company                             Minnesota        100.00
     Converse Land Title Company                                        Wyoming          82.80
     Crystal River Title Co.                                            Florida         100.00
     Eaton County Abstract & Title Company (Inactive)                  Michigan         100.00
     Eureka Title Company (Inactive)                                  California        100.00
     Fidelity Title and Guaranty Company                                Florida         100.00
     First American Abstract & Title Services, Inc.                 South Carolina       85.00
     First American Abstract Company (Louisiana)                       Louisiana        100.00
     First American Abstract Company (Mississippi)                    Mississippi       100.00
     First American Abstract Company of South Carolina, Inc.        South Carolina      100.00
     First American Affiliates, Inc.                                    Florida         100.00
     First American Auto Title Transfer, L.L.C.                        Louisiana         99.00
     First American Equity Loan Services, Inc. (OH)                      Ohio           100.00
     First American Exchange Corporation (CA)                         California        100.00
     First American Exchange Corporation (FL)                           Florida         100.00
     First American Exchange Corporation of California                California        100.00
     First American Exchange Corporation of Indiana                     Indiana         100.00
     First American Exchange Corporation of Michigan                   Michigan         100.00
     First American Exchange Corporation of New England, Inc.        Massachusetts      100.00
     First American Exchange Corporation of the North Atlantic, Inc. Pennsylvania       100.00
     First American Exchange Corporation of the Southeast              Louisiana        100.00
     First American Exchange Corporation of Wisconsin                  Wisconsin        100.00
     First American Holdings CBA, Inc. (Inactive)                      Minnesota        100.00
     First American Home Buyers Protection Corporation (California)   California         92.12
     First American Leasing Company                                   California        100.00
     First American Long & Melone Title Company, Ltd.                   Hawaii           80.00
     First American Signature Services, Inc.                          California        100.00
     First American Title & Trust Company                              Oklahoma          99.88
     First American Title Company                                     California        100.00

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
     First American Title Company of Alaska                                      Alaska          100.00
     First American Title Company of Bellingham                                Washington         99.98
     First American Title Company of Carbon County                               Wyoming          82.53
     First American Title Company of Colorado (Inactive)                        Colorado         100.00
     First American Title Company of Crook County                                Wyoming          80.92
     First American Title Company of Dallas (Inactive)                            Texas          100.00
     First American Title Company of Florida, Inc.                               Florida         100.00
     First American Title Company of Hot Springs County                          Wyoming          79.92
     First American Title Company of Idaho, Inc.                                  Idaho          100.00
     First American Title Company of Illinois dba. First American
     Title Company                                                              Illinois         100.00
     First American Title Company of Laramie County                              Wyoming          92.61
     First American Title Company of Los Angeles                               California        100.00
     First American Title Company of Nevada (Reno)                               Nevada          100.00
     First American Title Company of Spokane                                   Washington         82.20
     First American Title Company of St. Lucie County, Inc.                      Florida         100.00
     First American Title Company of Sublette County                             Wyoming          79.18
     First American Title Company of Thurston County                           Washington        100.00
     First American Title Company of Utah                                         Utah           100.00
     First American Title Guaranty Holding Company                             California        100.00
     First American Title Insurance Agency of Coconino, Inc.                     Arizona         100.00
     First American Title Insurance Agency of Gila, Inc.                         Arizona         100.00
     First American Title Insurance Agency of Mohave, Inc.                       Arizona          88.47
     First American Title Insurance Agency of Pinal                              Arizona          98.00
     First American Title Insurance Agency of Yavapai, Inc.                      Arizona          84.20
     First American Title Insurance Agency of Yuma, Inc.                         Arizona          99.90
     First American Title Insurance Agency, Inc. (Navajo)                        Arizona          85.30
     First American Title Insurance Company of Australia Pty Limited            Australia        100.00
     First American Title Insurance Company of Kansas, Inc.                     Missouri         100.00
     First American Title Insurance Company of New York                         New York         100.00
     First American Title Insurance Company of North Carolina                North Carolina      100.00
     First American Title Insurance Company of Texas                              Texas          100.00
     First American Title of Kansas City, Inc.                                  Missouri         100.00
     First American Title of St. Louis, Inc.                                    Missouri         100.00
     First American Transportation Title Insurance Company
        (Louisiana First Insurance Company)                                     Louisiana        100.00
     First Australian Title Company Pty Limited                                 Australia         85.00
     First Canadian Title Company Limited                                        Canada          100.00
     First Exchange Corporation                                                  Arizona         100.00
     First States, Inc.                                                       Pennsylvania       100.00
     First UK Financial Corporation plc                                       United Kingdom     100.00
     Ford County Title Company, Inc.                                             Kansas          100.00
     Fremont County Title Company                                                Wyoming         100.00
     Gadsden Abstract and Appraisal Company                                      Florida         100.00
     Goshen County Abstract & Title Company                                      Wyoming          76.43
     Greater Louisiana Title Insurance Company                                  Louisiana        100.00
     Guarantee Land Title of Leavenworth, Inc.                                   Kansas          100.00
     Guarantee Title of Johnson County, Inc.                                     Kansas          100.00
     Guarantee Title of Wyandotte County, Inc.                                   Kansas          100.00
     Harder Abstract, LLC                                                       Maryland          51.00
     Hawkins Title Co.                                                          Missouri         100.00
     Johnson County Title Company, Inc.                                          Wyoming          51.00
     Land Title Associates, Inc.                                                Oklahoma         100.00
     Land Title Company of St. Louis, Inc.                                      Missouri         100.00
     Land Title Insurance Company of St. Louis                                  Missouri         100.00
     Latin Title, Inc.                                                           Florida         100.00
     Massachusetts Abstract Company, Inc.                                     Massachusetts      100.00
     Memphis Title Company (Inactive)                                           Tennessee        100.00
     Midland Title Security, Inc.                                                 Ohio           100.00
     Mid-Valley Title and Escrow Company                                       California         58.50
     Midwest Title Insurance Agency, Inc.                                       Missouri         100.00
     Miller Abstract Company, Inc.                                              Missouri         100.00
     Monroe Title Company                                                        Florida         100.00
     Mortgage Guarantee & Title Company                                       Rhode Island       100.00
     National Lender's Title Guaranty Co., Inc.                                 Illinois         100.00
     New York Abstract Company, Inc.                                            New York         100.00
     Northern Michigan Title Company of Emmet                                   Michigan         100.00
     Ohio Bar Title Insurance Company                                             Ohio           100.00
     Ohio Title Corporation (Inactive)                                            Ohio           100.00
     Omni Title of Pasco, Inc.                                                   Florida         100.00
     Orange County Title Company (Inactive)                                    California        100.00
     Park Resort Development Company                                             Florida         100.00
     Peoples Abstract Company                                                     Iowa           100.00
     Pioneer Agency Acquisition Company                                       Pennsylvania       100.00
     Pioneer of Philadelphia, Ltd., Inc. (Inactive)                           Pennsylvania       100.00
     Port Lawrence Title and Trust Company                                        Ohio           100.00
     Potter Title Company                                                       Michigan         100.00

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
     RELS Title Services, LLC                                          Delaware          50.00
     Republic Title of Texas, Inc.                                       Texas          100.00
     RMS Information Services, LLC                                       Utah           100.00
     San Mateo County Title Company (Inactive)                        California        100.00
     Security Land Title Company                                        Kansas          100.00
     Service Standard Title and Trust, Ltd.                         Virgin Islands      100.00
     Settlers Abstract Company, L.P.                                 Pennsylvania       100.00
     Settlers Title Agency, Inc.                                      New Jersey        100.00
     Shoshone Title Insurance and Abstract Company                      Wyoming          51.69
     Territorial Abstract & Title Company, Inc.                       New Mexico         80.00
     Teton Land Title Company                                           Wyoming          81.68
     The Inland Empire Service Corporation                            California        100.00
     The Security Abstract & Title Company, Inc.                        Kansas          100.00
     The Security First Title Affiliates, Inc.                          Florida          70.00
     Ticore, Inc.                                                       Oregon          100.00
     Title Search Services, LLC                                        Virginia          51.00
     Title Security of Brevard, Inc.                                    Florida         100.00
     Tuscola Title & Escrow, Inc.                                      Michigan         100.00
     Universal Title Company                                           Minnesota        100.00
     Virginia Title Examiners, LLC                                     Virginia          51.00
     Warren County Abstract                                              Iowa           100.00
     Washakie Abstract Company                                          Wyoming         100.00
     Wyoming Land Title Company                                         Wyoming          56.42

First American Real Estate Information Services, Inc.:
     DataTree Corporation                                             California        100.00
     Excelis, Inc.                                                      Florida         100.00
     FACB LLC                                                         California         50.00
     First American Real Estate Solutions LLC                         California         80.00
     First American Tax Valuation, Inc.                                 Florida          49.00
     First American Tracking & Insurance Services, Inc.               California        100.00
     Mortgage Information Services, Inc.                             Massachusetts       20.20
     Realty Tax & Service Company (Inactive)                          California        100.00
     Vintek, Inc.                                                    Pennsylvania        19.86

GPIC Holdings, Inc.:
     Five Star Holdings, Inc.                                         California        100.00
     First American Property and Casualty Insurance Company           California        100.00

Hirecheck, Inc.
     Factual Business Informaiton, Inc.                                 Florida         100.00
     Pretiem Corporation                                              New Jersey        100.00

National Information Group, Inc.:
     First American Fastrac Systems, Inc.                             California        100.00
     GPIC Holdings, Inc.                                              California         32.61
     New Arts Acquisition, Inc.                                        Delaware         100.00
     Pinnacle Data Corporation                                        California        100.00

Third Tier
----------

Consumer Benefit Services, Inc.
     FACBS, LLC                                                       California         50.00

First American Equity Loan Services, Inc. (OH):
     Docu-Search, Inc.                                                 Kentucky         100.00
     First American Equity Loan Services, Inc. (DE)                    Delaware         100.00

First American Home Buyers Protection Corporation (CA):
     First American Home Buyers Protection Corporation (Delaware)      Delaware          50.00

First American Long & Melone Title Company, Ltd.:
     First American Long & Melone Exchange, Ltd.                        Hawaii           80.00

First American Real Estate Solutions LLC:
     Daisy Software                                                      Texas          100.00
     Datatree, LLC                                                    California        100.00
     First American Real Estate Flood & Tax Solutions LLC              Delaware         100.00
     First American Real Estate Solutions
     First American Default Management Solutions LLC                    Florida         100.00
     JV Mortgage Solutions, LLC                                        Delaware          50.00
     NDTS Software                                                       Texas          100.00
     RELS, LLC                                                         Delaware          50.00

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
     RES, LLC                                                                      Delaware         100.00
     Smart Title Solutions LLC                                                     Delaware         100.00

First American Tax Valuation, Inc.:
     Huntington Brokerage Corporation                                                Texas           80.00

First American Title Company (Idaho):
     First American Title Company of Asotin County, Inc.                          Washington        100.00
     First American Title Company of Montana, Inc.                                  Montana         100.00
     First Exchange of Idaho                                                         Idaho          100.00

First American Title Company of Nevada (Reno):
     First American Partners, Inc.                                                  Nevada          100.00
     First American Title Company of Nevada (Zephyr Cove)                           Nevada          100.00

First American Title Insurance Company of New York:
     First American Exchange Corporation (NY)                                      New York         100.00
     L&H Abstract Corporation                                                      New York         100.00
     Public Abstract Corporation                                                   New York          40.00

First American Title Insurance Company of Texas:
     First American Title Company of Waco dba First Title Company of Waco            Texas          100.00
     The Donegan Abstract Company                                                    Texas          100.00

First American Title Company of Alaska:

First American Title Company of Laramie County:
     Wyoming First County                                                           Wyoming         100.00

First American Title Company of Utah:
     Utah First Exchange, Inc.                                                       Utah           100.00

First American Title Guaranty Holding Company:
     First American Title Guaranty Company                                        California        100.00
     First Escrow Accounting Services Company                                     California        100.00
     First Guaranty Bancorp                                                       California        100.00
     First Guaranty Exchange Company                                              California        100.00
     Stanley Building Associates (a Partnership)                                  California        100.00
     Superior Trustee's Services Co., Inc.                                        California        100.00

First American Title & Trust Company:
     Southwest Title Land Company                                                  Oklahoma         100.00

First Canadian Title Company Limited:
     Services de Titres FCT du Quebec Inc., aka Quebec FCT Title Service            Canada          100.00

Five Star Holdings, Inc.:
     Five Star Insurance Company                                                  California        100.00
     Gateway Pacific Insurance Agency                                             California        100.00
     Premier Claims Service, Inc.                                                 California        100.00

First UK Financial Corporation plc:
     First American Title Insurance Company (UK) plc                             United Kingdom     100.00
     First Title Services Limited                                                United Kingdom     100.00
     First UK Home Warranty                                                      United Kingdom     100.00
     First UK Information Services                                               United Kingdom     100.00
     First UK Management Services (Shell)                                        United Kingdom     100.00
     First UK Services                                                           United Kingdom     100.00
     First UK SureMove                                                           United Kingdom     100.00
     First American Title Insurance Company (Ireland) Ltd                        United Kingdom      50.00

Land Title Associates, Inc.:
     First American Title & Abstract Co.                                           Oklahoma         100.00

Land Title Insurance Company of St. Louis:
     Property Data, Inc.                                                           Missouri         100.00
     The Trust Company of St. Louis County                                         Missouri          99.80

Massachusetts Abstract Company, Inc.:
     Massachusetts Title Insurance Company                                       Massachusetts       91.90

Midland Title Security, Inc.:
     Colonial Title Agency, Inc.                                                     Ohio           100.00
     Lawyers Mortgage and Title Company, Inc. (Inactive)                             Ohio           100.00
     MCM Title Services, Inc.                                                        Ohio           100.00
     Midland Exchange Services, Inc.                                                 Ohio           100.00
     National Survey Service, Inc.                                                 Delaware         100.00
     R.E. Services, Inc.                                                             Ohio           100.00

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

Mid-Valley Title and Escrow Company:
     Mt. Shasta Title & Escrow Company                                           California         65.00

Mortgage Guarantee & Title Company:
     GR Title Services, Inc. (Inactive)                                         Rhode Island       100.00

New Arts Acquisition, Inc.
     Pinnacle Real Estate Tax Services, Inc.                                      Delaware         100.00

Park Resort Development Company

     Associated Land Title Group, Inc.                                             Florida         100.00
     Bay County Land & Abstract                                                    Florida         100.00
     Florida Abstract & Title Insurance Company of Sturat                          Florida         100.00
     Halifax Title Company                                                         Florida          60.00

Pioneer Agency Acquisition Company:
     Pioneer Agency II, Corp.                                                   Pennsylvania       100.00

RELS Title Services, LLC

     ATI Title of Arizona, Inc.                                                    Arizona         100.00
     ATI Title of California, Inc.                                               California        100.00
     ATI of Nevada, Inc.                                                           Nevada          100.00
     ATI Title, LLC                                                               Delaware         100.00

Republic Title of Texas, Inc.:
     American Escrow Company                                                        Texas          100.00
     Texas Escrow Company                                                           Texas          100.00
     Title Software Corporation                                                     Texas          100.00

Territorial Abstract & Title Company, Inc.:
     Territorial Escrow Services, Inc.                                           New Mexico         80.00
     Titles de Santa Fe                                                          New Mexico         80.00

Ticore, Inc.:
     First American Exchange Corporation of Oregon                                 Oregon          100.00
     Title Insurance Company of Oregon dba FAT Insurance Company of Oregon         Oregon          100.00

Universal Title Company:
     Universal Partnerships, Inc.                                                 Minnesota        100.00
     Itasca County Abstract Compan                                                Minnesota        100.00